UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 14, 2005

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2.02 Results of Operations and Financial Conditions

On July 14, 2005, Fentura Financial, Inc. issued a press release announcing results for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01 Financial Statements and Exhibits

      (c)     Exhibit

                99.1     Press Release dated July 14, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2005	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Douglas Kelley Douglas Kelley Chief Financial Officer

EXHIBIT INDEX

      99.1     Press Release dated July 14, 2005